As filed with the Securities and Exchange Commission on January 31, 2003

                                             1933 Act Registration No. 333-52243
                                                     1940 Act File No. 811-08773

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 5
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 8
                        (Check appropriate box or boxes)

                                ----------------

                        THE AVALON FUND OF MARYLAND, INC.
               (Exact name of registrant as specified in charter)

655 FAIRFIELD COURT, SUITE 200
ANN ARBOR, MICHIGAN                                                48108
(Address of Principal Executive Offices)                         (Zip Code)

     Registrant's Telephone Number, including Area Code: (800) 355-3553 #112

                                TERENCE P. SMITH
                                INCAP GROUP, INC.
                           630-A FITZWATERTOWN ROAD
                           WILLOW GROVE, PA 19090-1904
                     (Name and Address of Agent for Service)

                                    Copy to:

                             FREDRICK G. LAUTZ, ESQ.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERINGS: AS SOON AS PRACTICABLE FOLLOWING THE EFFECTIVE DATE OF THIS AMENDMENT TO THE REGISTRATION STATEMENT.

          It is proposed that this filing will become effective

               immediately upon filing pursuant to paragraph (b)
          ---
           X   on February 1, 2003 pursuant to paragraph (b)
          ---
               60 days after filing pursuant to paragraph (a)(1)
          ---
               on (Date) pursuant to paragraph (a)(1)
          ---
               75 days after filing pursuant to paragraph (a)(2)
          ---
               on (Date) pursuant to paragraph (a)(2) of rule 485.
          ---

          If appropriate, check the following:

          ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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

                      THE AVALON CAPITAL APPRECIATION FUND
                                  (THE "FUND")

                  A Series of The Avalon Fund of Maryland, Inc.
                         655 Fairfield Court, Suite 200
                            Ann Arbor, Michigan 48108
                                 1-877-228-2566

                                   PROSPECTUS

                                FEBRUARY 1, 2003

     The Fund's primary investment objective is growth of capital. The Fund attempts to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY .........................................................  1

     Investment Objective ...................................................  1
     Principal Investment Strategies ........................................  1
     Short Sales ............................................................  1
     Principal Risks of Investing in the Fund ...............................  2

PERFORMANCE INFORMATION .....................................................  3

FEES AND EXPENSES ...........................................................  4

INVESTMENT OBJECTIVES AND POLICIES ..........................................  6

INVESTMENT ADVISER ..........................................................  7

     Investment Advisory Agreement ..........................................  8
     Operating Services Agreement ...........................................  8
     Portfolio Manager ......................................................  9

INVESTING IN THE FUND .......................................................  9

     Determination of Share Price ...........................................  9
     Sales Charges ..........................................................  9
     Opening and Adding To Your Account ..................................... 11
     Purchase By Mail ....................................................... 13
     By Financial Service Organization ...................................... 14
     Telephone Purchases .................................................... 14
     Wire Purchases ......................................................... 14
     Miscellaneous Purchase Information ..................................... 15

HOW TO SELL (REDEEM) YOUR SHARES ............................................ 15

     By Mail ................................................................ 15
     Signature Guarantees ................................................... 16
     By Telephone ........................................................... 16
     By Wire ................................................................ 17
     Redemption At The Option Of The Fund ................................... 17

DIVIDENDS AND DISTRIBUTIONS ................................................. 17

PRINCIPAL UNDERWRITER ....................................................... 17

TAX CONSIDERATIONS .......................................................... 18

GENERAL INFORMATION ......................................................... 19

DISTRIBUTION FEES ........................................................... 19

FINANCIAL HIGHLIGHTS ........................................................ 21

FOR MORE INFORMATION ........................................................ 22

                                      ToC-i

                               RISK/RETURN SUMMARY

Investment Objective
--------------------

     The Fund's primary investment objective is to achieve growth of capital.

Principal Investment Strategies
-------------------------------

     The Fund attempts to achieve its investment objective by investing at least 65% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal circumstances, the Fund concentrates its investments in Small and Mid-Cap stocks. Small and Mid-Cap companies are companies with total market capitalization of less than $10 billion. The Fund's Adviser believes that the common stock and securities convertible into common stock of Small and Mid-Cap companies offer the greatest long-term potential for capital growth, due to the various dynamics that influence the growth potential of those types of companies.

     To achieve its investment objective of capital growth, the Fund seeks to invest in companies that have an above-average potential for future earnings growth. The Fund's portfolio manager, under the Adviser's supervision, will choose what it considers to be the most promising investments for the Fund using a proprietary quantitative analytical model.

     In seeking to maximize the Fund's growth potential, the Fund's portfolio manager may also sell securities short when it feels that a particular security is vulnerable to a sudden price decline. The Fund may also invest in options contracts when the portfolio manager's proprietary research indicates that the Fund will benefit from such investments.

     The portfolio manager will also consider industry diversification as an important factor, and the portfolio manager's investments in certain industries are likely to be adjusted from time to time due to the outlook for earnings in certain sectors.

Short Sales
-----------

     The Fund may attempt to limit its exposure to possible declines in the market value of portfolio securities through short sales of securities. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium.

     The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     No short sale will be effected which will, at the time of its making, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. To secure the Fund's obligation to replace any borrowed security, either the Fund will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

     Presently the Fund is not engaging in any short sales because it has been unsuccessful in establishing segregation procedures with its custodian. However, subject to making arrangements with its custodian for segregation of collateral or other means adequate to cover its short positions, the Fund may implement these short strategies at any time in the future.

     In addition to the short sales discussed above, the Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short. The Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on NASDAQ.

     In addition to common stock, the Fund may invest in foreign equity securities when, in the portfolio manager's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective.

     The Fund may also, from time to time, invest a portion of its assets in other securities, such as corporate notes, United States Government bonds, bills, and notes; money market instruments, repurchase agreements, and options on equities. The Fund may also hold a portion of its assets in cash.

Principal Risks of Investing in the Fund
----------------------------------------

     Stock Market Risk. The principal risk of investing in the Fund is the risk of losses due to declines in the prices of the common stocks held by the Fund. The Fund invests primarily in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time.

     Short Selling. The principal risks of selling short are the risk of losses due to INCREASES in the price of the stock sold short, losses resulting from borrowing costs, and opportunity cost resulting from "locking in" a profit or loss on stocks shorted "against the box".

     Small-Cap Company Risk. The Fund invests in companies that are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and lack of management depth.

     General Risks. You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. The Fund has a limited operating history, and this may pose additional risks. When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

                             PERFORMANCE INFORMATION

     The bar chart and table below provide you with information regarding the Fund's annual return, and demonstrate the volatility risk associated with your investment in the Fund. You should bear in mind that past performance is not an indication of future results.

     The bar chart shows the total returns that the Fund achieved for calendar years presented. The front-end sales charge (or load) that you pay when you purchase shares of the Fund is not reflected in the bar chart. If the sales charge was reflected, the return shown in the bar chart would be lower.

                               [GRAPHIC OMITTED]

                                                      --------------------------
                                                      Highest Quarterly Return:
     1999     2000     2001     2002                  45.64%, 4th Quarter, 1999
    70.43%  -19.92%  -38.85%  -35.66%
                                                      Lowest Quarterly Return:
                                                      -33.93%, 1st Quarter, 2001
                                                      --------------------------

-----------------------------------

*    As a percent of average net assets

     For its first fiscal quarter ended December 31, 2002, the Fund's total return was -14.31% after deducting the front-end sales charge, and was -10.07% without that deduction.

     The following table gives further indication of the risks of investing in the Fund by comparing the average annual return on shares of the Fund with that of a broad measure of market performance over the periods indicated. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                                                             FOR THE PERIOD FROM
                                                               OCTOBER 2, 1998
                                                              (COMMENCEMENT OF
                                            YEAR ENDED       OPERATIONS) THROUGH
AVERAGE ANNUAL TOTAL RETURN              DECEMBER 31, 2002    DECEMBER 31, 2002
---------------------------              -----------------    -----------------

Return Before Taxes                          (38.71)%             (14.05)%

Return After Taxes on Distributions          (38.71)%             (14.10)%

Return  After Taxes on Distributions         (23.77)%             (10.60)%
and Sale of Fund Shares

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Russell 2000 Index*                          (20.48)%               2.14%

Russell 2000 Growth Index**                  (30.26)%              (2.14)%

---------------------------

* The Russell 2000 Index is a broad stock index made up of 2,000 small market capitalization companies. The Index tracks the general stock market performance of these 2,000 companies.

** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book ratios and higher forecasted growth values.

                                FEES AND EXPENSES

     Fees and expenses are important considerations in choosing a mutual fund. That is because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying and selling shares.

     Shareholder transaction expenses are charges you pay when you buy or redeem
(sell) shares in the Fund. In the case of purchases, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the Fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you. Examples of transaction expenses you would pay in connection with a redemption (sale) of your Fund shares include special fees for the wire transfer of redemption proceeds and account closing fees.

     Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets and, therefore reduce its total return.

     This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES:
-----------------
(fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases                    4.75%
     (as a percentage of offering price)

     Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends and other Distributions                                   None

     Redemption Fees                                                     None(1)
     (as a percentage of amount redeemed, if applicable)

ANNUAL FUND OPERATING EXPENSES:
------------------------------
(expenses that are deducted from Fund assets)

     Management Fees(2)                                                  1.95%

     Distribution (12b-1) Fees(3)                                        1.00%

     Other Expenses(4)                                                    -0-%
                                                                         -----
     Total Annual Fund Operating Expenses(4)                             2.95%
                                                                         =====

---------------------------------

(1) The Fund will charge you an account closing fee of $10.00. This is a flat charge that does not vary with the size of your investment. If included in this table, this fee would increase your costs. This fee is not a fee to finance sales or sales promotion expenses, but is imposed to discourage short-term trading of Fund shares. Furthermore, such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities.

     The Fund's transfer agent charges a fee for the payment of redemption proceeds by wire transfer. That fee presently is $10.00 per wire.

(2) Management fees include a fee of 0.50% for investment advisory services and 1.45% for administrative and other services, including providing, or arranging for the provision, to the Fund of custody, transfer agent, legal and accounting services and the payment of independent Director fees. Both fees are paid to the Fund's Adviser.

(3) Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4)  Other Expenses are paid by the Advisor out of its management fee.

     Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. An account closing fee of $10.00 and the maximum sales charge of 4.75% is included in these calculations. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     One Year          Three Years          Five Years           Ten Years
     --------          -----------          ----------           ---------
       $759               $1,344              $1,954               $3,590

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund is a diversified mutual fund whose primary investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and securities convertible into common stock of Small and Mid-Cap companies. There can be no assurance that the Fund's investment objective will be achieved.

     The primary types of securities in which the Fund may invest are described below. A full listing of the Fund's investment restrictions and limitations, including those that may be changed only by vote of the Fund's shareholders, is presented in the Fund's Statement of Additional Information ("SAI").

     COMMON STOCKS. The Fund will ordinarily invest at least 65% of its assets in common stock or securities convertible into common stock of companies with market capitalization of less than $10 billion. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors.

     OPTIONS ON EQUITIES. The Fund may invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

     The Fund may write (i.e. sell) covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or properly regulated over-the-counter market. The Fund may also enter into such transactions on Indexes. Options contracts can include long-term options with durations of up to three years.

     The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets. When writing covered call options, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

     RISKS ASSOCIATED WITH OPTIONS. The primary risks associated with the use of options are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. Investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities will minimize the risk of imperfect correlation. Entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market will minimize the risk that the Fund will be unable to close out a position.

     CASH RESERVES. The Fund may hold up to 100% of its net assets in cash to maintain liquidity and for temporary defensive purposes.

     The Fund may take a temporary defensive position when, in the Adviser's opinion, market conditions are such that investing according to the Fund's normal investment objectives would place the Fund in imminent risk of loss. In such an event, the Adviser could temporarily convert some or all of the Fund's investments to cash. Such actions are subject to the supervision of the Board of Directors. You should be aware that any time the Fund is assuming a temporary defensive position, the Fund will not be invested according to its investment objectives, and its performance will vary, perhaps significantly, from its norm.

                               INVESTMENT ADVISER

     Questar Capital Corporation (the "Adviser"), 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108, furnishes investment advisory services to the Fund under an Investment Advisory Agreement. The Adviser is a Michigan corporation and is registered as an investment adviser and a broker/dealer with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Yorktown Financial Companies, Inc., a holding company whose executive offices are at the same address as the Adviser's.

     The Adviser has been investment adviser to the Fund since its inception. Pursuant to the Investment Advisory Agreement, the Adviser manages, or arranges for the management of, the investment portfolio and business affairs of the Fund. The Adviser also manages, or arranges for the management of, the daily operations of the Fund under a separate Operating Services Agreement.

Investment Advisory Agreement.
------------------------------

     Under the terms of the Advisory Agreement, the Adviser is responsible for managing the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser is responsible for furnishing an investment program for the Fund, determining what investments should be purchased, sold and held, and making changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of the Company.

     For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, a fee equal to 0.50% of average net asset value of the Fund. The fee is computed daily based upon the net asset value of the Fund. The shareholders of the Fund last approved the Advisory Agreement at a special meeting held on November 27, 2002.

     The Adviser may, with the Fund's approval and, where required by the provisions of the 1940 Act, the approval of the Fund's shareholders, retain a sub-adviser to assist in performing the various investment management services required by the Fund. The Adviser is responsible for compensating such sub-adviser(s).

Operating Services Agreement.
-----------------------------

     Under the terms of the Operating Services Agreement, the Adviser provides, or arranges for the provision of, day-to-day operational services to the Fund including, but not limited to;

          o    Accounting
          o    Administrative
          o    Legal (Except Litigation)
          o    Dividend Disbursing and Transfer Agent
          o    Registrar
          o    Custodial
          o    Fund Share Distribution
          o    Shareholder Reporting
          o    Sub-accounting; and
          o    Record Keeping Services

     For its services to the Fund under this Agreement, the Fund pays to the Adviser, on the last day of each month, a fee equal to 1.45% of the Fund's average daily net assets.

     The Adviser may, with the Fund's permission, employ third parties to assist it in performing the various services required by the Fund. The Adviser is responsible for compensating such parties.

Portfolio Manager
-----------------

     The Adviser has entered into a sub-advisory agreement with Navellier Management, Inc. ("Navellier"). Under this sub-advisory agreement, Navellier provides day-to-day portfolio management for the Fund, including the selection of investments, subject to the overall supervision of the Adviser and the Fund's Board of Directors. The Sub-Advisory Agreement was last approved by shareholders of the Fund at a special meeting held on November 27, 2002.

     Navellier was founded in 1993 as an investment advisory firm whose principal business is providing financial management services to individuals, pension funds and institutional portfolios. Navellier presently manages approximately $3.1 billion in client assets.

     Mr. Louis G. Navellier is the founder and President of Navellier and has been its chief investment officer since the firm's inception. He serves as portfolio manager to the Fund. Mr. Navellier has over fifteen years of experience as an investment manager. He is a graduate of California State
University, Hayward with an MBA in Finance. In 1980, Mr. Navellier began publishing the MPT Review, a stock advisory newsletter. Since 1985, Mr. Navellier has been actively managing investment portfolios through his company, Navellier & Associates, Inc. In 1993, Mr. Navellier founded Navellier Management, Inc. In addition to the Fund, Navellier Management, Inc. also manages a series of mutual funds, as well as a no-load annuity product.

                              INVESTING IN THE FUND

Determination of Share Price
----------------------------

     Shares of the Fund are offered at the public offering price, which is the Fund's per share net asset value ("NAV") plus the applicable sales charge. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board Of Directors.

     The Fund's per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time. Shares will not be priced on national holidays when the New York Stock Exchange is closed for trading.

Sales Charges
-------------

     Shares of the Fund are subject to a maximum initial sales charge of 4.75%. This means that when you purchase your shares, not all of your money will be immediately invested in the Fund. Part of your purchase price will go to pay the sales charge. You will not pay a sales charge when you redeem your shares.

     You may pay a reduced sales charge, or no sales charge at all, under certain conditions. You may pay a reduced sales charge for larger investments. The following sales charges apply to different investment amounts:

                                 AS A PERCENTAGE               AS A PERCENTAGE
AMOUNT OF PURCHASE              OF OFFERING PRICE             OF NET ASSET VALUE
------------------              -----------------             ------------------

Up to $100,000                        4.75%                         5.00%

$100,001 to $250,000                  3.50%                         3.63%

$250,001 to $500,000                  2.60%                         2.67%

$500,001 to $1 million                2.00%                         2.04%

Over $1 million                       0.00%                         0.00%

     Questar Capital Corporation, the Fund's principal underwriter, will pay a dealer concession of a portion of the applicable sales charge to brokers, dealers, and other authorized financial professionals who sell shares of the Fund. From time to time, the Fund's principal underwriter may reallow up to 100% of the sales charge to participating brokers and dealers. Such reallowances may be based on attainment of certain sales levels. Dealers will be notified in advance concerning any additional reallowance program, as well as any conditions attaching thereto. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

     You may purchase shares at net asset value without the imposition of a sales charge if you purchase at least $1 million in shares, in the aggregate, within a thirteen month period. You must sign a letter of intent to accumulate purchases at the time of your initial purchase in order to avoid the sales charge. If you do not complete your accumulated purchase commitment within thirteen months, your shares will be charged the sales charge applicable to the actually invested amount.

     Sales charges do not apply to:

          o Current or retired board members, officers or employees of the Fund, the Company, the Distributor, the Transfer Agent, or their subsidiaries, spouses and unmarried children under 21.

          o Current or retired employees of the Adviser and Sub-Adviser, or their spouses and unmarried children under 21.

          o Shareholders who have an aggregate amount of at least $5 million invested in the Fund and any other funds offered within The Avalon Fund of Maryland, Inc.

          o Purchases you make with dividend or capital gain distributions from the load shares of another fund in The Avalon Fund of Maryland, Inc.

          o Current employees, officers and directors of registered brokers, dealers, investment advisors and other companies that have in effect at the time of purchase a selling agreement with the Distributor for the distribution of Fund shares.

          o Purchases of Fund shares you make with the proceeds of redemptions of shares of mutual funds not included in The Avalon Fund of Maryland, Inc., provided you purchase your Fund shares within sixty (60) days of the date on which you redeem your shares of the unaffiliated fund.

          o Any plan qualified under Section 401(k) of the Internal Revenue Code that has at least 30 participants, and that meets other requirements established by the Distributor.

          o    Purchases   of  Fund  shares  that  you  make  through  an  asset
               allocation program, wrap fee program or similar program of services administered for you by a broker/dealer, investment adviser, financial institution or other service provider, provided the program meets certain standards established from time to time by the Distributor.

Opening and Adding To Your Account
----------------------------------

     You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-877-228-2566.

     You must pay for Fund shares in U.S. dollars. In order to avoid fees and delays, your payment should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares if, in management's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM INVESTMENT               TO OPEN ACCOUNT           TO ADD TO AN ACCOUNT
------------------               ---------------           --------------------

Regular Account                       $1,000                      $  100

IRAs                                  $  500                      $   50

AUTOMATIC INVESTMENT PLANS
--------------------------

Regular Accounts                      $1,000               $50 per month minimum

IRAs                                  $  500               $50 per month minimum

HOW TO INVEST  TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT
-------------  ------------------                           --------------------
By Mail        Complete an Account Registration Form,       Make your check payable to The
               make a check payable to The Avalon           Avalon Capital Appreciation
               Capital Appreciation Fund and mail the       Fund and mail it to the
               Form and check to The Avalon Fund of         address at left.
               Maryland Inc., c/o InCap Service
               Company, 630-A Fitzwatertown Road,           Please include your account
               Willow Grove, PA 19090                       number on your check. Or use
                                                            the convenient form attached
                                                            to your regular Fund
                                                            statement.

By Wire        Ask your bank to wire funds to Account       Ask your bank to wire
               of Wachovia Bank, NA, ABA #031201467         immediately available funds to
                                                            the location described at the
               Credit: The Avalon Fund of Maryland,         left, except that the wire
                       Inc.                                 should purchase rather than to
               Acct. #2014227237132                         open a new account.

               Further credit: Avalon Capital               Include your name and Fund
               Appreciation Fund.                           account number.

               The wire should state that the purchase
               is to be in your name(s).

               The wire should state that you are
               opening a new Fund account.

               Include your name(s), address and
               taxpayer identification number or Social
               Security number and the name of the Fund in which you are purchasing shares.

               Call 1-877-228-2566 to inform us that a
               wire is being sent.

By Telephone   Telephone transactions may not be used       Call 1-877-228-2566 to make
               for initial purchases. If you want to        your purchase.
               make subsequent transactions via
               telephone, please select this service on
               your account Registration Form.

     The Avalon Fund of Maryland, Inc. (the "Company") wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements       After every  transaction that affects your account
                              balance or your account registration.

Financial Reports             Semi-annually - to reduce Fund expenses,  only one
                              copy of the financial report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

Purchase By Mail
----------------

     Your purchase order, if accompanied by payment, will be processed upon receipt by InCap Service Company, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

     The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at InCap Service Company's Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

                             InCap Service Company
                             630-A Fitzwatertown Rd.
                             Willow Grove, PA 19090

     All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By Financial Service Organization
---------------------------------

     If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Telephone Purchases
-------------------

     In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details.

     You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

     InCap Service Company, the Fund's transfer agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Wire Purchases
--------------

     If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Miscellaneous Purchase Information
----------------------------------

     Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

     For economy and convenience, share certificates will not be issued.

                        HOW TO SELL (REDEEM) YOUR SHARES

     You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------

     Sale requests should be mailed via U.S. mail or overnight courier service to:

                            InCap Service Company
                            630-A Fitzwatertown Road
                            Willow Grove, PA 19090

     The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

     Good Order means that the request must include:

          1.   Your account number.

          2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.

          3. The signatures of all account owners exactly as they are registered on the account.

          4.   Any required signature guarantees.

          5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Signature Guarantees
--------------------

     A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

          (i)  If you change the ownership on your account;

          (ii) When you want the redemption proceeds sent to a different address than is registered on the account;

          (iii)If the proceeds are to be made payable to someone other than the account's owner(s);

          (iv) Any redemption transmitted by federal wire transfer to your bank; and

          (v) If a change of address request has been received by the Company or InCap Service Company within 15 days previous to the request for redemption.

     In addition, signature guarantees are required for all redemptions of $10,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

     Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

By Telephone
------------

     You may redeem your shares in the Fund by calling the Transfer Agent at 1-877-228-2566 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

     Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

By Wire
-------

     You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian charges a $10 fee for outgoing wires.

Redemption At The Option Of The Fund
------------------------------------

     If the value of the shares in your account falls to less than $1000, the Company may notify you that, unless your account is increased to $1000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1000 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

     The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

     Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to InCap Service Company, 630-A Fitzwatertown Road, Willow Grove, PA 19090.

                              PRINCIPAL UNDERWRITER

     Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108. ("Questar") acts as principal underwriter for the Company. The purpose of acting as an underwriter is to facilitate the registration of the Funds' shares under state securities laws and to assist in the sale of shares. Questar also acts as the investment adviser to the Fund. Questar is compensated for its services to the Fund by receiving 12b-1 fees and by retaining a portion of the sales charge on shares sold. Questar provides services to the Fund under a written agreement for such services.

                               TAX CONSIDERATIONS

     The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

     The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

     Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     You will be advised annually of the source of distributions for federal income tax purposes.

     If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

     Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

     The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

     In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the S&P 500, or some other appropriate index.

     According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

                                DISTRIBUTION FEES

     The Fund has adopted a Distribution Plan (the "12b-1 Plan"), pursuant to which the Fund pays Questar a monthly fee for shareholder services at an annual rate of 0.75% of the Fund's average daily net assets, and a monthly fee for distribution expenses of 0.25% per annum of the Fund's average daily net assets on all of its share classes. Questar may, in turn, pay some or all of such fees to third parties for providing eligible services to the Fund.

     The 12b-1 Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

     Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by Questar, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

     Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance over the period for which it has been in operation. Certain information reflects financial results for a single share of the Fund calculated based on the average daily number of shares outstanding throughout the period reported. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements and related footnotes, is included in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2002. You may obtain a copy of the Annual Report free of charge from the Distributor.

                                           FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                           SEPTEMBER 30, 2002   SEPTEMBER 30, 2001   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999(1)
                                           ------------------   ------------------   ------------------   ------------------
Net Asset Value, Beginning of Period           $     7.57           $    18.67           $    12.03           $    10.00

Investment Operations:

   Net investment loss                              (0.15)               (0.28)               (0.44)               (0.17)

   Net realized and unrealized gain
      (loss) on investments                         (1.36)              (10.69)                7.08                 2.20
                                               ----------           ----------           ----------           ----------
   Total from investment operations                 (1.51)              (10.97)                6.64                 2.03
                                               ----------           ----------           ----------           ----------
Distributions:

   From net realized capital gains                     --                (0.13)                  --                   --

Net Asset Value, End of Period                 $     6.06           $     7.57           $    18.67           $    12.03
                                               ==========           ==========           ==========           ==========
Total Return                                     (19.95)%             (58.93)%               55.20%               20.30%

Ratios/Supplemental Data

   Net assets, end of period (in 000's)        $    2,780           $    3,491           $    7,166           $    1,126

   Ratio of expenses to average net assets:

      Before expense reimbursement                  2.95%                2.95%                2.95%                2.95%(2)

      After expense reimbursement                   2.95%                2.95%                2.95%                2.54%(2)

   Ratio of net investment income (loss)
      to average net assets:

      Before expense reimbursement                (2.05)%              (2.46)%              (2.39)%              (1.94)%(2)

      After expense reimbursement                 (2.05)%              (2.46)%              (2.39)%              (1.53)%(2)

   Portfolio turnover rate                        340.53%              159.59%               97.95%              183.71%

------------------------------------

(1)  The Avalon Capital  Appreciation  Fund  commenced  operations on October 2,
     1998.

(2)  Annualized.

                              FOR MORE INFORMATION

     Additional information about the Fund is available in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2002 and the Fund's Statement of Additional Information ("SAI"). In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
(SAI) AND ANNUAL REPORT                      BY MAIL:

The SAI and Annual Report contain more       The Avalon Fund of Maryland, Inc.
detailed Information on all aspects of       c/o InCap Service Company
the Fund. A current SAI, dated February      630-A Fitzwatertown Road
1, 2003, and Annual Report have been         Willow Grove, PA 19090
filed with the SEC and are incorporated
by reference into (are legally a part
of) this prospectus.

                                             BY PHONE: 1-877-228-2566

To request a free copy of the SAI, or        Or you may view or obtain these
the Fund's latest Annual Report, please      documents from the SEC.
contact the Fund.

                                             IN PERSON: At the SEC's Public
                                             Reference Room in Washington, D.C.
                                             Information about the operation of
                                             the Public Reference Room may be
                                             obtained by calling the Commission
                                             at 1-202-942-8090.

                                             BY PHONE: 1-800-SEC-0330

                                             BY MAIL: Public Reference Section,
                                             Securities and Exchange Commission,
                                             Washington, D.C. 20549-6009
                                             (duplicating fee required)

                                             BY E-MAIL: public info@sec.gov

                                             ON THE INTERNET: www.sec.gov

                    Investment Company Act File No. 811-08773

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED FEBRUARY 1, 2003

                        THE AVALON FUND OF MARYLAND, INC.
                         655 FAIRFIELD COURT, SUITE 200
                            ANN ARBOR, MICHIGAN 48108
                                 1-877-228-2566

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Avalon Capital Appreciation Fund, dated February 1, 2003. You may obtain a copy of the Prospectus, free of charge, by writing to The Avalon Fund of Maryland, Inc, c/o InCap Group, Inc., 630-A Fitzwatertown Road, Willow Grove, PA 19090 or by calling 1-877-228-2566.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

MANAGEMENT OF THE FUND.........................................................2
INVESTMENT POLICIES............................................................2
INVESTMENT RESTRICTIONS........................................................5
INVESTMENT ADVISER AND SUB-ADVISER.............................................7
DIRECTORS AND OFFICERS........................................................10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................17
PERFORMANCE INFORMATION.......................................................17
PURCHASING AND REDEEMING SHARES...............................................20
TAX INFORMATION...............................................................21
PORTFOLIO TRANSACTIONS........................................................23
CUSTODIAN.....................................................................23
TRANSFER AGENT................................................................24
ADMINISTRATION................................................................24
DISTRIBUTOR...................................................................24
DISTRIBUTION PLAN.............................................................25
INDEPENDENT ACCOUNTANTS.......................................................26
LEGAL COUNSEL.................................................................26
FINANCIAL STATEMENTS..........................................................26

                             MANAGEMENT OF THE FUND

     The Avalon Fund of Maryland, Inc. (the "Company"), is a corporation organized under the laws of the State of Maryland and operates as an open-end, diversified management company. The Affairs of the Company are managed by a Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable. The day-to-day operations of the Fund are delegated to the Adviser.

     The Company's Articles of Incorporation permit the Board of Directors to issue 100,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

                               INVESTMENT POLICIES

     The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the prospectus. This Section provides additional information concerning the Fund's investments and its investment restrictions.

     The Fund is a diversified Fund, meaning that as to 75% of the Fund's assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The Fund normally will invest at least 65% of total assets in common stock and securities convertible into common stock. The Fund may also invest in a variety of other securities. The primary investments of the Fund are listed in the Prospectus. The Fund may also invest in the following securities.

     PREFERRED STOCK. The Fund may invest, without limitation, in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

     REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 10% of its assets in REITS.

     DEBT SECURITIES. The Fund may invest in corporate or U.S. Government debt securities including zero coupon bonds. Corporate debt securities may be convertible into preferred or common stock. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk.

     Zero coupon bonds do not provide for cash interest payments but instead are issued at a discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because issuers of zero coupon bonds do not make periodic interest payments, their prices tend to be more volatile than other types of debt securities when market interest rates change.

     MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market fund). As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in such instruments to the extent that such investments do not exceed 10% of the Fund's net assets and/or 3% of any investment company's outstanding securities.

     REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

     CASH RESERVES. Although the Fund normally will invest its assets as described above, it may, to meet liquidity needs or for temporary defensive purposes, ordinarily invest a portion of its assets in cash, money market securities such as short term notes issued by the United States Government, its agencies and/or instrumentalities, and debentures, certificates of deposit or bankers acceptances. The Fund may also enter into repurchase agreements. If, in the Adviser's opinion, it is appropriate for the Fund to assume a temporary defensive posture, the Fund may invest up to 100% of its assets in these instruments.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.

     WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

     PORTFOLIO TURNOVER. For the fiscal year ended September 30, 2002, the Fund's portfolio turnover rate was 340.53%. Higher portfolio turnover rates (those in excess of 100%) may result in higher rates of net realized capital gains to the Fund, causing the portion of the Fund's distributions constituting taxable gains to increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Fund does not anticipate that its annual portfolio turnover will exceed 400%.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are considered to be fundamental policies of the Fund and may not be changed without first obtaining the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of: (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

     The Fund may not:

          (1)  Issue senior securities.

          (2)  Borrow  money,   except  that  the  Fund  may  borrow  an  amount
               representing not greater than 5% of the total assets of the Fund from banks as a temporary measure for emergency purposes.

          (3)  Underwrite the securities of other issuers.

          (4) Purchase or sell real property, including limited partnership interests; provided, however, that the Fund may purchase readily marketable interests in real estate investment trusts or readily marketable securities of companies, which invest in real estate.

          (5) Engage in the purchase or sale of commodities or commodity contracts; except that, in connection with the purchase of futures contracts or options on futures contracts, the Fund may invest not more than 25% of the Fund's assets as initial margin deposits or premiums for futures contracts. Further, the Fund may enter into futures contracts and option transactions, but only to the extent that obligations under such contracts or transactions represent not more than 100% of the Fund's assets.

          (6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets and except that the Fund may engage in repurchase agreements and may lend portfolio securities with an aggregate market value of not more than 33 1/3% of the Fund's total net assets.(Accounts receivable for shares purchased by telephone shall not be deemed loans.)

          (7) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that this restriction does not apply to debt obligations of the United States Government which are protected by the full faith and credit of the

               United States Government.

          (8) Enter into short sales; provided however, that the Fund can enter into short sales to the extent that the fair market value of such transactions does not exceed 25% of the net assets of the Fund, and further provided that the Fund segregates assets as collateral or otherwise covers its short positions in compliance with the requirements of the Investment Company Act of 1940, and only enters into such transactions with parties from whom it has arranged a simultaneous borrowing arrangement.

          (9) (a) Invest more than 25% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentality's, or (b) acquire more than 10% of the voting securities of any one issuer.

     The following investment restrictions are not considered to be fundamental policies of the Company, and may be changed by the Board of Directors without a shareholder vote.

     The Fund may not:

          (10) Invest in warrants to purchase common stock.

          (11) Invest in companies for the purpose of exercising control or management

          (12) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

          (13) Participate on a joint or joint and several basis in any trading account.

          (14) Invest in foreign securities, except that the Fund may invest in American Depository Receipts, ("ADRs"), traded on an American exchange.

          (15) Invest more than 15% of its total net assets in illiquid securities.

          (16) Invest in oil, gas or other mineral leases.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of fund securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

                       INVESTMENT ADVISER AND SUB-ADVISER

     QUESTAR CAPITAL CORPORATION. Information on the Fund's Investment Adviser, Questar Capital Corporation (the "Adviser"), is set forth in the prospectus. This Section contains additional information concerning the Adviser.

     The Adviser is organized under the laws of the State of Michigan. The Adviser is registered as an investment adviser and a broker/dealer with the Securities and Exchange Commission. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund (the "Agreement"). The Advisor is a wholly owned subsidiary of Yorktown Financial Companies, Inc.

     The Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

     The Agreement may be continued from year to year only so long as its continuance is approved at least annually:

          (a) By the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and

          (b) By the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

     The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     In addition to serving as Adviser, Questar Capital Corporation also serves as the Fund's principal underwriter (or distributor) pursuant to the terms of a distribution agreement with the Fund, and provides (or arranges for the provision of) administrative services to the Fund pursuant to an operating services agreement. Under the distribution agreement, Questar Capital Corporation distributes the Fund's shares on a continuous, best efforts basis. As a part of the administrative services that Questar Capital Corporation provides to the Fund, it arranges for the provision of custodial services, transfer agent services, portfolio securities pricing services, portfolio accounting services and other administrative services needed by the Fund, and pays the fees charged by the firms providing those services out of the administrative service fee that the Fund pays to Questar Capital Corporation. The table below shows the total amount of fees accrued by the Fund to Questar Capital Corporation for services provided under and pursuant to these various agreements.

                                                  ------------------------------

                                                  SEP. 30,   SEP. 30,   SEP. 30,
                                                    2002       2001       2000
                                                  --------   --------   --------
Fees Accrued:

     Advisory                                     $ 16,821   $ 26,533   $ 22,420

     Commissions on Sales of Fund                 $  7,646   $  8,078   $ 33,123
     Shares (all of which were retained
     by the Distributor)

     Rule  12b-1 Fees (all of which were          $ 33,642   $ 53,019   $ 44,841
     retained by the Distributor)

     Administrative Service Fee                   $ 48,782   $ 76,087   $ 65,019
                                                  --------   --------   --------
TOTAL FEES ACCRUED                                $ 82,424   $167,717   $165,403
                                                  ========   ========   ========

     NAVELLIER MANAGEMENT, INC. Information on the Fund's Sub-Adviser, Navellier Management, Inc., is set forth in the Prospectus. This Section contains additional information concerning the Sub-Adviser.

     The Adviser, with the approval of the Fund, has retained the services of Navellier Management, Inc. as "Sub-Adviser" to the Fund pursuant to the terms of a Sub-Advisory Agreement. The Sub-Adviser is registered as an investment adviser with the Securities and Exchange Commission. The Sub-Adviser, under the direction and supervision of the Adviser and the Fund's Board of Directors, provides day-to-day management of the Fund's investment portfolio, including the purchase and sale of portfolio securities.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence or any act or omission in connection with services provided by the Sub-Adviser under the Sub-Advisory Agreement, except by reason of the Sub-Adviser's willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties of the Sub-Advisory Agreement. The Sub-Advisory Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually in the same manner as described for the Advisory Agreement with Questar Capital Corporation. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

     For its services provided under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee in an amount equal to 0.50% of the Fund's average net assets. The Adviser pays this fee out of the advisory fee that it receives from the Fund. The fees paid by the Adviser under this Sub-Advisory Agreement are as follows:

                              FOR FISCAL YEAR ENDED

     September 30, 2002         September 30, 2001       September 30, 2000
     ------------------         ------------------       ------------------
          $16,821                     $25,046                  $22,420

     In approving the renewal of the Investment Advisory Contract with Questar and the Sub-advisory Agreement with Navellier at the November 2002 meeting of the Board of Directors, the Board considered a variety of factors, including the advisory fees and operating expenses paid by the Fund; the performance of the Fund compared with comparable funds; the scope and quality of the services provided; the profits derived by the Advisor; and the availability, cost and value of alternative means of obtaining such services. After consideration, the Board unanimously approved the renewal of its Advisory Agreement with Questar and its Sub-advisory Agreement with Navellier in light of the fact that the Fund had outperformed both the Russell and the Russell Growth indices for the most recent periods and the Board's overall satisfaction with the services being provided.

                             DIRECTORS AND OFFICERS

         The Board Of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors and executive officers of the Company are listed below. Except as noted otherwise, the business address of each director is c/o Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108.

                                              TERM OF
                                              OFFICE                                                                       OTHER
                                              AND LENGTH                                          NUMBER OF AVALON     DIRECTORSHIPS
                               POSITION(S)    OF TIME       PRINCIPAL OCCUPATION                   FUNDS OVERSEEN         HELD BY
NAME, AGE AND ADDRESS          WITH FUND      SERVED(1)     FOR THE LAST FIVE YEARS                 BY DIRECTOR         DIRECTORS(2)
---------------------          ---------      ---------     -----------------------                 -----------         ------------

INDEPENDENT DIRECTORS:

Lee E. Benz, 57                Director       2 years       President, Benz Insurance Agency,            1                 None
Benz Insurance Agency, Inc.                                 Inc., Ann Arbor, Michigan since
3101 E. Eisenhower Pkwy.                                    1970; Director, Republic Bank, a
Ann Arbor, MI  48108                                        subsidiary bank of Republic
                                                            Bancorp, a publicly traded bank
                                                            holding company headquartered in
                                                            Ann Arbor, Michigan, since 1986.

George A. Van Niel, 68         Director       4 years       President, VN Consulting, Inc.               1                 None
SpecCon                                                     (construction consultants), Jan.
118 St. Julien Street                                       2001 to present; Owner, SpecCon
Worthington, OH  43805                                      (construction consultants),
                                                            Columbus, Ohio, 1989 to present;
                                                            frequent lecturer and speaker.


                                              TERM OF
                                              OFFICE                                                                       OTHER
                                              AND LENGTH                                          NUMBER OF AVALON     DIRECTORSHIPS
                               POSITION(S)    OF TIME       PRINCIPAL OCCUPATION                   FUNDS OVERSEEN         HELD BY
NAME, AGE AND ADDRESS          WITH FUND      SERVED(1)     FOR THE LAST FIVE YEARS                 BY DIRECTOR         DIRECTORS(2)
---------------------          ---------      ---------     -----------------------                 -----------         ------------

Frederick H. Hoops, III, 37    Director       4 years       Attorney, Clark Hill, PLC, Detroit,          1                 None
Clark Hill PLC                                              Michigan (law firm), from 1998 to
500 Woodward Avenue #3500                                   present; prior thereto, Attorney,
Detroit, MI  48226                                          Hoops, Hoops, & Hoops, P.L.C.,
                                                            Farmington, Michigan (law firm),
                                                            1994 to 1998.

INTERESTED DIRECTORS AND
OFFICERS:

Robert E. Boone(3), 69         President,     4 years       Chief Executive Officer of Yorktown          1                 None
                               Director                     Financial Companies, Inc., a
                                                            financial services company which is
                                                            the parent of the Adviser;
                                                            President and Director of Questar
                                                            Capital Corporation, an investment
                                                            advisory firm and registered
                                                            broker/dealer, from July, 1997 to
                                                            present; President of Robert Boone
                                                            Agency, Inc., an insurance agency,
                                                            from July 1972 to present.

Terence P. Smith(4), 56        Director                     Chief Executive Officer,                     1                 None
InCap Group, Inc.                                           Declaration Holdings, Inc.,
630-A Fitzwatertown Road                                    Conshohocken, Pennsylvania (mutual
Willow Grove, PA  19090                                     fund servicing and distribution),
                                                            since 1987; Trustee and President
                                                            of Declaration Fund (1940 Act
                                                            Registered Mutual Fund), since
                                                            1998; Trustee and Secretary of
                                                            Pauze' Fund (1940 Act registered
                                                            mutual fund family), from 1996 to
                                                            1999.


                                              TERM OF
                                              OFFICE                                                                       OTHER
                                              AND LENGTH                                          NUMBER OF AVALON     DIRECTORSHIPS
                               POSITION(S)    OF TIME       PRINCIPAL OCCUPATION                   FUNDS OVERSEEN         HELD BY
NAME, AGE AND ADDRESS          WITH FUND      SERVED(1)     FOR THE LAST FIVE YEARS                 BY DIRECTOR         DIRECTORS(2)
---------------------          ---------      ---------     -----------------------                 -----------         ------------

John H. Gakenheimer(5), 47     Vice           4 years       Chief Operating Officer, Vice                1                 None
                               President and                President, Secretary/Treasurer,
                               Secretary/                   Questar Capital Corporation (a
                               Treasurer                    registered investment adviser and
                                                            broker/dealer), Ann Arbor,
                                                            Michigan, March, 1997 to present;
                                                            President, Twenty-First Century
                                                            Asset Management, Inc. (financial
                                                            planning services firm), from July,
                                                            1997 to present; Co-Founder,
                                                            Twenty-First Century Advisors,
                                                            L.L.C. (investment adviser to hedge
                                                            funds), from 1996 to present;
                                                            Minister, Good Shepherd Lutheran
                                                            Church, November 1979-February
                                                            2000.

-------------------

(1) Officers of Avalon serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Avalon serve a term of indefinite length until their resignation or removal and stand for reelection by shareholders only as and when required under the 1940 Act.

(2) Includes only directorship held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) Mr. Boone is considered to be an "interested" person (as defined in the 1940 Act) of Avalon because of his ownership of securities of Yorktown Financial Companies, Inc., the parent of the Fund's adviser, and because he is the CEO and a director of Questar Capital Corporation, the Fund's adviser.

(4) Mr. Smith is considered to be an "interested" person (as defined in the 1940 Act) of Avalon because he is an executive officer of InCap Group, the administrator and transfer agent for the Fund.

(5) Mr. Gakenheimer is considered to be an "interested" person (as defined in the 1940 Act) of Avalon because he is the Chief Operating Officer and a director of Questar Capital Corporation, the adviser to the Fund, and the Chief Operating Officer of Yorktown Financial Companies, Inc., the parent of the Fund's adviser. Mr. Gakenheimer also holds interests exceeding $60,000 in Yorktown Financial Companies, Inc.

     The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

BOARD COMMITTEES

     The standing committees of Avalon's Board of Directors include an audit committee and a nominating committee. The audit and nominating committees consist of all the independent directors, namely Lee E. Benz, George A. Van Niel, and Frederick H. Hoops, III. Mr. Benz serves as chairman of both committees.

     The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met one time during the fiscal year ended September 30, 2002.

     The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the nominating committee. The nominating committee did not meet during the fiscal year ended September 30, 2002.

DIRECTOR OWNERSHIP OF FUND SHARES

     The table below sets forth the dollar range of shares of the Avalon Funds owned by each director as of December 31, 2002 is listed below.

                                                          AGGREGATE DOLLAR RANGE
                                                           OF EQUITY SECURITIES
                                                            IN ALL REGISTERED
                                                           INVESTMENT COMPANIES
                                                               OVERSEEN BY
                             DOLLAR RANGE OF EQUITY        DIRECTOR IN FAMILY
NAME OF DIRECTOR             SECURITIES IN THE FUND       OF INVESTMENT COMPANY
----------------             ----------------------       ---------------------

Robert E. Boone                $50,001 - $100,000           $50,001 - $100,000

Lee E. Benz                           None                         None

Terence P. Smith                      None                         None

George A. Van Niel                $1 - $10,000                 $1 - $10,000

Frederick H. Hoops, III               None                         None

John H. Gakenheimer            $10,001 - $50,000            $10,001 - $50,000

The executive officers and Directors of the Fund as a group (six persons) owned beneficially, as of December 31, 2002, less than 1% of all outstanding shares of the

Fund. See also "Control Persons and Principal Holders of Securities" below.

DIRECTOR COMPENSATION

     Questar Capital Corporation pays the compensation of the directors who are not officers, directors or employees of Avalon out of the fee Questar Capital Corporation receives from Avalon under the Operating Services Agreement. The Adviser also reimbursed travel and other out-of-pocket expenses incurred by such independent Directors in connection with their attendance at meetings of the Board of Directors. Questar Capital Corporation may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters.

     The table below shows fees paid to directors of Avalon for the fiscal year ended September 30, 2002.

                                                        PENSION OR RETIREMENT                    TOTAL COMPENSATION
                                                           BENEFITS ACCRUED    ESTIMATED ANNUAL   FROM AVALON FUND
NAME OF PERSON AND                       COMPENSATION        AS PART OF         BENEFITS UPON    COMPLEX (ONE FUND)
POSITION WITH AVALON                     FROM AVALON(1)    AVALON EXPENSES        RETIREMENT     PAID TO DIRECTORS
--------------------                     --------------    ---------------        ----------     -----------------
Robert E. Boone, President and Director        -0-               -0-                  -0-                -0-

Lee E. Benz, Director                        $2,000              -0-                  -0-              $2,000

Terence P. Smith, Director                     -0-               -0-                  -0-                -0-

George A. Van Niel, Director                 $2,000              -0-                  -0-              $2,000

Frederick H. Hoops, III                      $2,000              -0-                  -0-              $2,000

--------------------------

(1) Paid by Questar Capital Corporation out of the fee it receives from the Avalon Fund under the Operating Services Agreement.

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

     No director who is not an interested person of Avalon, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Questar Capital Corporation, the Fund's investment adviser, or Navellier Management, Inc, the Fund's sub-adviser, or in any person directly or indirectly controlling, controlled by or under common control with Questar or Navellier exceeding $60,000. In addition, no director who is not an interested person of Questar or Navellier, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was Avalon; an officer of Avalon; an investment company or an officer of an investment company having Questar or Navellier as its investment advisor or principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by or under common control with Questar or Navellier. No director who is not an interested person of Avalon, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODES OF ETHICS

     Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with Avalon, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, Avalon, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of Avalon's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of December 31, 2002, no person was known to be the "beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than five percent (5%) of the outstanding shares of the Fund.

                             PERFORMANCE INFORMATION

     From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as the Fund has been in existence) ended on the date of the balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)^n = ERV

Where:

     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return
     n    =    number of years
     ERV  =    ending redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.

     The average annual total returns for shares of the Fund for the one-year period ended September 30, 2002, and for the period from commencement of operations on October 2, 1998 through September 30, 2002, are set forth in the table below:

          1 YEAR         SINCE COMMENCEMENT OF OPERATIONS (10/2/98)
          ------         ------------------------------------------
         (19.95)%                        (12.56)%


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods a Fund has been in operation) ended on the date of the Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1+T)^n = ATV
                                              D

     Where:

     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return (after taxes on distributions).
     n    =    average number of years
     ATV  =    ending  value  of a  hypothetical  $1,000  payment  made  at  the
        D      beginning  of the 1-,  5-,  or 10- year  periods  (or  fractional portion), after taxes on fund distributions but not after taxes on redemption.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

     If the Fund advertises a total return after taxes for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The average annual total return after taxes on distributions of the Fund for the one-year period ended September 30, 2002 and for the period from commencement of the Fund's operation on October 2, 1998 through June 30, 2002, are set forth in the table below.

          1 YEAR         SINCE COMMENCEMENT OF OPERATIONS (10/2/98)
          ------         ------------------------------------------
         (23.75)%                        (12.63)%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     The Fund's average annual total return after taxes on distributions and redemption of shares is calculated by finding the average annual compounded rates of return over the 1-year period and since commencement of operations that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1+T)^n = ATV
                                              DR

     Where:

     P    =    a hypothetical initial payment of $1,000
     T    =    average  annual  total  return  (after taxes on distributions and redemption).
     n    =    number of years
     ATV  =    ending  value  of a  hypothetical  $1,000  payment  made  at  the
        DR     beginning  of the 1-,  5-,  or 10- year  periods  (or  fractional portion), after taxes on fund distributions and redemption

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.

     The average annual total return after taxes on distribution and redemption of shares of the Fund for the one-year period ended September 30, 2002 and for the period from commencement of the Fund's operation on October 2, 1998 through June 30, 2002, are set forth in the table below.

          1 YEAR         SINCE COMMENCEMENT OF OPERATIONS (10/2/98)
          ------         ------------------------------------------
         (23.75)%                       (12.63)%

YIELD

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                       Yield = 2[((a - b/cd) + 1)^6 - 1]

Where:

     a =  dividends and interest earned during the period.
     b =  expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d =  the maximum offering price per share on the last day of the period.

     The yield for the Fund for the month ended September 30, 2002 was -2.48%.

     The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are made at net asset value (plus the applicable sales charge in the case of purchases). The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

     The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

                                 TAX INFORMATION

     GENERAL. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

     If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

     The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

     Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

     TAXATION OF THE SHAREHOLDER. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     DIVIDENDS. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

     Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTION. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                             PORTFOLIO TRANSACTIONS

     The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 300% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

     High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

     Decisions to buy and sell securities for the Fund are made by the Adviser and the Sub-Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser and the Sub-Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these is an evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser and the Sub-Adviser believe that better prices are available from non-principal market makers who are paid commissions directly.

                                    CUSTODIAN

     Wachovia Bank N.A., 530 Walnut Street, Philadelphia, PA 19101 acts as custodian for the Fund. As such, Wachovia holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Wachovia does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                                 TRANSFER AGENT

     InCap Service Company acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser. Under the agreement, InCap Service Company is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

     For the services to be rendered as transfer agent, The Adviser pays InCap Service Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                 ADMINISTRATION

     InCap Service Company also acts as Administrator to the Fund pursuant to a written agreement with the Company and Adviser. The Administrator supervises all aspects of the operations of the Fund except those performed by the Fund's investment Adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

          (a)  Calculating the Fund's net asset value.

          (b) Preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940.

          (c)  Preparing   financial   statements   contained   in   reports  to
               stockholders of the Fund.

          (d) Preparing reports and filings with the Securities and Exchange Commission.

          (e)  Preparing filings with state Blue Sky authorities.

          (f)  Maintaining the Fund's financial accounts and records.

     For the services rendered as Administrator, The Adviser pays InCap Service Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                   DISTRIBUTOR

     Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108, acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund.

                                DISTRIBUTION PLAN

     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund pays 0.75% per annum of the Fund's average daily net assets to the Distributor, dealers and others, for providing services relating to the servicing of the Fund's shares, and up to a maximum of 0.25% per annum of the Fund's average daily net assets to the Distributor for distribution. The fees are paid on a monthly basis, based on the Fund's average daily net assets attributable to each class of shares.

     Pursuant to the Plan, the Adviser is entitled to a fee each month (up to the maximum of 1.00% per annum of average net assets of each share class) for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution and shareholder servicing in excess of 1.00% per annum will be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

     The Plans also provide that to the extent that the Fund, the Adviser, or other parties on behalf of the Fund, or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule
12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the National Association of Securities Dealers, Inc. Rule 2830.

     The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non- interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

     The Plans have been approved by the Funds' Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Adviser on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Advisory Agreement with the Adviser. The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

     The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

     The Adviser is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                             INDEPENDENT ACCOUNTANTS

     McCurdy & Associates CPA's, Inc., Cleveland, Ohio, serves as the Fund's independent auditors. The audited financial statements of the Fund included and incorporated by reference into the Prospectus and this Statement of Additional Information have been audited by McCurdy & Associates CPA's, Inc., as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information and in reliance upon the authority of said firm as experts in accounting and auditing in giving such report.

                                  LEGAL COUNSEL

     Quarles & Brady LLP, Milwaukee, Wisconsin serves as legal counsel to the Company, and has passed on the legality of the shares offered through the Fund's Prospectus and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

     The following financial statements and related footnotes of the Fund and the Report of the Independent Public Accountants thereon are incorporated herein by reference from the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2002.

     1.   Statement of Assets and Liabilities as of September 30, 2002.

     2.   Statement of Operations for the fiscal year ended September 30, 2002.

     3. Statement of Changes in Net Assets for the fiscal years ended September 30, 2001 and 2002.

     4.   Schedule of Investments of the Fund as of September 30, 2002.

     5.   Notes to Financial Statements.

     A copy of the Annual Report to Shareholders may be obtained free of charge by writing or calling The Avalon Fund of Maryland, Inc., c/o InCap Service Company, 630-A Fitzwatertown Road, Willow Grove, Pennsylvania 19090, telephone:
1-877-228-2566

                                     PART C
                                OTHER INFORMATION

ITEM 23                             EXHIBITS
-------                             --------

(a)       Articles  of   Incorporation   -   Incorporated   by  reference   from
          Pre-Effective Amendment No. 2, filed on September 22, 1998

(b)       Bylaws  of  Registrant  -  Incorporated   by  reference  from  initial
          Registration Statement, filed on May 8, 1998

(c)       Instruments Defining Rights of Shareholders - (Not Applicable)

(d)(1) Investment Advisory Agreement with Questar Capital Corporation - Incorporated by reference from Post-Effective Amendment No. 3 filed on February 1, 2001

(d)(2) Sub-Advisory Agreement with Navellier Management, Inc. - Incorporated by reference from Post-Effective Amendment No. 3 filed on February 1, 2001

(e) Distribution Agreement with Questar Capital Corporation - Incorporated by reference from Post-Effective Amendment No. 3 filed on February 1, 2001

(f)       Bonus or Profit Sharing Contracts - None (Not Applicable)

(g) Custodian Agreement - Incorporated by reference from Pre-Effective Amendment No. 2, filed on September 22, 1998

(h)       Other Material Contracts

          (1) Operating Services Agreement - Incorporated by reference from initial Registration Statement, filed on May 8, 1998

(i)(1) Opinion of Counsel - Incorporated by reference from Post-Effective Amendment No. 3 filed on February 1, 2001

(i)(2)    Consent of Legal Counsel - Filed herewith

(j)       Accountant's Consent - Filed herewith

(k)       Omitted Financial Statements - None (Not Applicable)

(l)       Initial   Capital   Agreements  -   Incorporated   by  reference  from
          Pre-Effective Amendment No. 2, filed on September 22, 1998

(m) Rule 12b-1 Plan - Incorporated by reference from Pre-Effective Amendment No. 2, filed on August 22, 1998

ITEM 23                             EXHIBITS
-------                             --------

(n)       Financial Data Schedule - None (Not Applicable)

(o)       Rule 18f-3 Plan - None (Not Applicable)

(p)(1) The Code of Ethics of The Avalon Fund of Maryland, Inc. and Questar Capital Corporation - Incorporated by reference from Post-Effective Amendment No. 3 filed on February 1, 2001

(p)(2) The Code of Ethics of The Navellier Management, Inc. - Incorporated by reference from Post-Effective Amendment No. 3 filed on February 1, 2001

ITEM 24   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          No person is directly or indirectly controlled by, or under common control with the Registrant.

ITEM 25   INDEMNIFICATION

          Section 2-418 of the General Corporation Law of Maryland authorizes the Registrant to indemnify its directors and officers under specific circumstances. Section 7 of Article VII of the bylaws of the Registrant (Exhibit 2 to the Registration Statement, which is incorporated herein by reference) provides in effect that the Registrant shall provide certain indemnification to its directors and officers. In accordance with Section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the Registrant or its shareholders to which he or she would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 26   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          (a)  Questar Capital Corporation

               Questar Capital Corporation serves as investment adviser to the Avalon Capital Appreciation Fund. For information as to the business, profession, vocation or employment of a substantial nature of the Adviser, reference is made to Part A and Part B of this Registration Statement and Form ADV filed under the Investment Advisors Act of 1940 by the Adviser. Set forth below is a list of the officers and directors of Questar Capital Corporation as of December 31, 2002, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

NAME AND ADDRESS         POSITION WITH QUESTAR                       PRINCIPAL OCCUPATION
----------------         ---------------------                       --------------------
Robert E. Boone          Chief Executive Officer and Director        Chief Executive Officer, Questar Capital
                                                                     Corporation
Scott W. Chimner         President and Director                      President, Questar Capital Corporation

John H. Gakenheimer      Chief Operating Officer, Vice               Chief Operating Officer, Vice President,
                         President, Secretary/ Treasurer and         Secretary/ Treasurer, Questar Capital
                         Director                                    Corporation.

Jason P. Kavanaugh       Vice President, Marketing and Director      Vice President, Marketing, Questar Capital
                                                                     Corporation

          (b)  Navellier Management, Inc.

               Navellier Management, Inc. serves as Sub-Adviser to The Avalon Capital Appreciation Fund. For information as to the business, profession, vocation or employment of a substantial nature of the Sub-Adviser, reference is made to Part A and Part B of this
               Registration Statement and Form ADV filed under the Investment Advisors Act of 1940 by the Sub-Adviser. Set forth below is a list of the officers and directors of Navellier Management, Inc. as of December 31, 2002, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                         POSITION WITH
NAME                     NAVELLIER MANAGEMENT, INC.                  BUSINESS AND OTHER CONNECTIONS
----                     --------------------------                  ------------------------------
Louis G. Navellier       Chief Executive Officer, President,         Chief Executive Officer and
                         Treasurer and Secretary of Navellier        President of Navellier & Associates
                         Management, Inc.                            Inc., an investment management
                                                                     company headquartered in Reno,
                                                                     Nevada, from 1988 to present; Chief
                                                                     Executive Officer and President of
                                                                     Navellier Securities Corp., a
                                                                     broker/ dealer and mutual fund
                                                                     distributor for various mutual
                                                                     funds, from 1995 to present;
                                                                     publisher and editor of MPT Review
                                                                     from 1987 to present.

ITEM 27   PRINCIPAL UNDERWRITERS

          (a)  Not Applicable

          (b) Questar Capital Corporation serves as principal underwriter for shares of The Avalon Capital Appreciation Fund. Information with respect to officers and directors of Questar Capital Corporation is set forth above in response to Item 26(a). The address of each officer and director of Questar Capital Corporation is 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108.

ITEM 28   LOCATION OF ACCOUNTS AND RECORDS

          InCap Service Company
          630-A Fitzwatertown Rd.
          Willow Grove, PA 19090

ITEM 29   MANAGEMENT SERVICES

          InCap Service Company
          630-A Fitzwatertown Rd.
          Willow Grove, PA 19090

ITEM 30   UNDERTAKINGS

          None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Ann Arbor and State of Michigan on the 22nd day of January, 2003.

                                        THE AVALON FUND OF MARYLAND, INC.


                                        By: /s/ Robert E. Boone
                                           -------------------------------------
                                                Robert E. Boone, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on this 22nd day of January, 2003.

SIGNATURE                               TITLE
---------                               -----

/s/ Robert E. Boone                     President, Director (Principal
----------------------------------      Executive Officer)
Robert E. Boone


/s/ John H. Gakenheimer                 Secretary/Treasurer (Principal
----------------------------------      Accounting Officer)
John H. Gakenheimer


/s/ Lee E. Benz*                        Director
----------------------------------
Lee E. Benz


/s/ Frederick H. Hoops, III*            Director
----------------------------------
Frederick H. Hoops, III


/s/ Terence P. Smith*                   Director
----------------------------------
Terence P. Smith


/s/ George A. Van Niel*                 Director
----------------------------------
George A. Van Niel


*By: /s/ John H. Gakenheimer
    ----------------------------------------
         John H. Gakenheimer, pursuant to
         power of attorney dated January 30,
         2001 (see copy on following page)

                        THE AVALON FUND OF MARYLAND, INC.
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert E. Boone and John H. Gakenheimer, or either of them, with full power of substitution, as his true and lawful attorneys and agents, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to The Avalon Fund of Maryland, Inc.'s Registration Statement on Form N-1A (Registration No. 333-52243 under the Securities Act of 1933; File No. 811-08773 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable The Avalon Fund of Maryland, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

     IN WITNESS WHEREOF, each of the undersigned officers and directors of The Avalon Fund of Maryland, Inc. has hereunto set his hand as of this 30th day of January, 2001.


/s/ Robert E. Boone                     /s/ John H. Gakenheimer
-----------------------------------     -----------------------------------
Robert E. Boone                         John H. Gakenheimer


/s/ Lee E. Benz                         /s/ Frederick H. Hoops, III
-----------------------------------     -----------------------------------
Lee E. Benz                             Frederick H. Hoops, III


/s/ Terence P. Smith                    /s/ George A. Van Niel
-----------------------------------     -----------------------------------
Terence P. Smith                        George A. Van Niel

                                  EXHIBIT INDEX

(i)(2)    Consent of Legal Counsel

(j)       Accountant's Consent